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                                                                    EXHIBIT 10.1


                SIXTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         AGREEMENT, made as of the 16th day of June, 2000, by and among Sitara Networks, Inc., a Delaware corporation (the "Company"), Malik Z. Khan (the "Founder"), Manickam Sridhar, Sylvain Louchez (collectively, the "Employee Stockholders") and the persons or entities named as Investors on the signature page(s) hereto (each, an "Investor").

         WHEREAS, the Company (formerly known as K2 Net, Inc.), the Founder, the Employee Stockholders and certain of the Investors are parties to a Fifth Amended and Restated Stockholders Agreement dated as of January 14, 2000 (the "Existing Stockholders Agreement");

         WHEREAS, the Founder and his Permitted Transferees (as hereafter defined) are holders of an aggregate 4,500,000 shares of common stock, $0.00001 par value, of the Company (the "Common Stock");

         WHEREAS, certain of the Investors acquired an aggregate of 6,470,589 shares of Series A Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series A Preferred Stock") from the Company pursuant to the terms of a Series A Convertible Preferred Stock Purchase Agreement dated December 11, 1996 between the Company and the Investors (the "Purchase Agreement");

         WHEREAS, certain Investors acquired an aggregate of 5,000,000 shares of Series B Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series B Preferred Stock") from the Company pursuant to the terms of a Series B Convertible Preferred Stock Purchase Agreement dated September 9, 1997 between the Company and certain Investors (the "Series B Purchase Agreement");

         WHEREAS, certain Investors acquired an aggregate of 1,312,336 shares of Series C Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series C Preferred Stock") from the Company pursuant to the terms of a Series C Convertible Preferred Stock Purchase Agreement dated May 18, 1998 between the Company and certain Investors (the "Series C Purchase Agreement")

         WHEREAS, Intel Corporation acquired an aggregate of 787,402 shares of Series D Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series D Preferred Stock") from the Company pursuant to the terms of a Series D Convertible Preferred Stock Purchase Agreement dated December 17, 1998 between the Company and Intel Corporation (the "Series D Purchase Agreement");

         WHEREAS, certain Investors acquired an aggregate of 5,722,903 shares of Series E Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series E Preferred Stock") from the Company pursuant to the terms of a Series E Convertible Preferred Stock Purchase Agreement dated July 9, 1999 between the Company and certain Investors (the "Series E Purchase Agreement");

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         WHEREAS, certain Investors acquired an aggregate of 1,110,000 shares of
Series F Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series F Preferred Stock") from the Company pursuant to the terms of a Series F Convertible Preferred Stock Purchase Agreement dated January 14, 2000 between the Company and certain Investors (the "Series F Purchase Agreement");

         WHEREAS, certain Investors acquired an aggregate of up to 4,650,000 shares of Series G Convertible Preferred Stock, $0.00001 par value, of the Company (the "Series G Preferred Stock") from the Company pursuant to the terms of a Series G Convertible Preferred Stock Purchase Agreement dated as of the date hereof between the Company and certain Investors (the "Series G Purchase Agreement")

         WHEREAS, the parties to the Existing Stockholders Agreement who hold a sufficient number of Shares (as hereinafter defined) to amend the Existing Stockholders Agreement in accordance with the provisions of Section 14 thereof and the Investors who are parties to the Series G Purchase Agreement desire to amend and restate in its entirety the Existing Stockholders Agreement; and

         WHEREAS, it is a condition to the obligations of the Investors under the Series G Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other to amend and restate the Existing Stockholders Agreement in its entirety as follows:

         1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Qualified Public Offering" shall mean and include the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $9.77 (such amount to be equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

                  (b) "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

                  (c) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by a Stockholder or an Investor.

                  (d) "Stock" shall mean and include all shares of Common Stock, and all other securities of the Company which may be issued in exchange for or in respect of shares of


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         Common Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means). Stock owned by an Investor shall also mean and include all of the Stock which an Investor has the right to acquire from the Company upon the conversion, exercise or exchange of any Preferred Stock, warrants or other securities of the Company then owned by such Investor.

                  (e) "Stockholder" shall mean the Founder, the Employee Stockholders and each additional person or entity, other than an Investor or any transferee of an Investor, who or which shall acquire Stock from the Company and shall execute an Instrument of Adherence in the form of Exhibit A hereto pursuant to the provisions of Section 2 hereof.

                  (f) "Unvested Shares" shall mean the shares of Common Stock now or hereafter owned by the Founder and which are subject to repurchase on certain events as set forth in Section 7 hereof.

                  (g) "Vested Shares" shall mean the shares of Common Stock now or hereafter owned by the Founder which are not, or no longer subject to, repurchase in accordance with the provisions of Section 7 hereof.

         2. Additional Stockholders. The Company agrees that it will not, so long as this Agreement is in effect, issue any shares of Common Stock to any person, firm or entity, other than shares of Common Stock issued to any Investor or any transferee of an Investor, upon conversion of any Preferred Stock, unless such person or entity executes an Instrument of Adherence in the form of Exhibit A hereto, and upon execution thereof, such person or entity shall be deemed to be a Stockholder hereunder for all purposes and all shares of Common Stock held by such Stockholder shall be subject to all the provisions of this Stockholders Agreement; provided, however, that this Section 2 shall not apply to Common Stock issued to an employee where the aggregate number of shares owned by such employee is less than one half of one percent (.50%) of the total outstanding capital of the Company.

         3. Prohibited Transfers. No Stockholder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Shares except to the Company or as expressly provided in this Agreement, and in no event, without limitation, may the Founder sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of any of his Unvested Shares. Notwithstanding the foregoing, any Stockholder may transfer all or any of his Shares, other than any Unvested Shares (i) by way of gift to any member of his family (i.e., spouse, sibling, spouse's sibling, child (natural or adopted), stepchild, grandchild, uncle, aunt, niece, nephew, parent, grandparent or any other lineal ancestor or descendant) or to any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are wholly owned by, any such family member or such Stockholder (each, a "Permitted Transferee"), provided that any such Permitted Transferee shall execute an Instrument of Adherence, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such Permitted Transferee were the Stockholder, (ii) by will or the laws of descent and distribution to or for the benefit of a Permitted Transferee or (iii) to a Permitted Transferee of a Stockholder, in any of which event each such Permitted Transferee shall be bound by all of the provisions of this Agreement to the same extent as if such Permitted

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 Transferee were the Stockholder, and in each case each such Permitted
Transferee shall execute an Instrument of Adherence in the form of Exhibit A hereto, as a condition to transfer of such Stock to such Permitted Transferee.

         4. Right of First Refusal on Dispositions.

                  (a) If at any time any Stockholder desires to sell for cash and/or promissory notes all or any part of his, her or its Shares (other than any Unvested Shares) pursuant to a bona fide written offer from a third party (the "Proposed Transferee"), such Stockholder (the "Selling Stockholder") shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company and the Investors and the Founder on terms and conditions, including price, not less favorable than those on which the Selling Stockholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale and shall include a copy of the Offer to purchase from the Proposed Transferee. The Offer shall further state that the Company and the Investors and the Founder may acquire, in accordance with the provisions of this Agreement, any or all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein (and the Offer shall specify that, if the Company does not communicate in writing its election to purchase any or all of the Offered Shares, within twenty (20) days of the date the Offer was delivered to the Company, the Investors and the Founder shall thereafter have the right to purchase some or all of the remaining Offered Shares).

                  (b) If the Company does not elect to purchase all or part of the Offered Shares, then each other party having a right of purchase herewith and who desires to purchase any or all of the Offered Shares not purchased by the Company shall communicate in writing its election to purchase to the Selling Stockholder on the terms and conditions set forth in the Offer (with a copy to the Company and each Investor and the Founder), which communication shall be delivered in person or mailed to the Selling Stockholder at the address set forth in accordance with Section 4 below within thirty (30) days of the date the Offer was delivered to the Company, the Investors and the Founder. Such communications, when taken in conjunction with the Offer, shall be deemed to constitute valid, legally binding and enforceable agreement(s) for the sale and purchase of such Offered Shares.

                  (c) If the Selling Stockholder receives any communications pursuant to Section 4(a) or Section 4(b), the Selling Stockholder shall sell the Offered Shares to each party from whom he has received notice as follows:

                           (i) If a communication has been received from the
                  Company, the Selling Stockholder shall sell to the Company such amount of the Offered Shares as are set forth in such communication; and


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                           (ii) If a communication has been received from one or
                  more of the Investors and the Founder, the Selling Stockholder shall next sell to such of the Investors and the Founder from whom communication has been received (the "Participating Holders") on a pro rata basis, (provided that each Participating Holder shall have a right of oversubscription such that if any Participating Holder fails to accept the Offer as to all or a portion of its pro rata share, the other Participating Holders shall have the right to purchase up to the balance of the Offered Shares not so purchased on a pro rata basis, or the Participating Holders may elect to purchase the Offered Shares in such other proportions as they may determine) such amount of the Offered Shares as were not sold to the Company and as are set forth in such notices or other instructions from the Participating Holders.

                  (d) The sale of the Offered Shares shall occur forty-five (45) days following the date on which the Offer was delivered to the Company, the Investors and the Founder or, if the Company shall not be open for business on such date, on the next succeeding business day. All sales of the Offered Shares shall occur contemporaneously. Such sales shall be effected by the Selling Stockholder's delivery to the Company, and/or the Participating Holders as applicable, of certificates evidencing the Offered Shares to be purchased by them, duly endorsed for transfer, against payment to the Selling Stockholder of the purchase prices therefor by the Company or the Participating Holders as applicable.

                  (e) If the Company and the Stockholders do not elect to purchase all of the Offered Shares, the remaining Offered Shares may be sold by the Selling Stockholder at any time within ninety (90) days after the date the Offer was accepted, rejected or lapsed pursuant to
         Section 4(b) above, subject to the provisions of Section 5. Any such sale shall be to the Proposed Transferee and at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such ninety (90) day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 4.

                  (f) The rights of first refusal provided in this Section 4 shall not apply with respect to sales, transfers or exchanges of Shares to the Company or in conjunction with the sale of the Company to an unaffiliated third party whether by merger, consolidation or sale of stock in a transaction in which the Investors' Shares are also sold or transferred or eligible to be sold or transferred (herein, a "Sale of the Company").

                  (g) For purposes of determining a party's pro rata share under this Agreement, all calculations shall be made based on the number of Shares then held by all Stockholders and Investors, as applicable, and calculated (i) on the basis that all shares of Preferred Stock then held by any party were converted on the date of any notice into the largest whole number of shares of Common Stock into which such shares of Preferred Stock were then convertible, and (ii) treating all Shares subject to vesting, options and warrants held by any party as outstanding and held by such parties on the date of any notice.


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                  (h) If a Stockholder is subject to a transfer of his, her or its Shares by any bankruptcy or insolvency law or proceeding, any divorce proceeding or otherwise by operation of law (other than by death), or if any transfer of Shares is made or attempted contrary to the provisions of this Agreement, the Company, the Investors and the Founder (unless he or any of his Permitted Transferees is the Stockholder) will have the right to purchase any or all of such Shares from the Stockholder, his, her or its legal representative or his, her or its transferees at any time before or after the transfer, at the price, if any, paid for or proposed to be paid for such Shares or for Fair Market Value as determined under Section 4(i), whichever is less, on the same terms, conditions, order of purchase and procedures set forth in Sections (b), (c) and (d) hereof.

                  (i) "Fair Market Value" shall mean (i) the fair market value of the assets of the Company and its subsidiaries on a consolidated and combined basis. including cash, property, intellectual property, and goodwill, determined on a going concern basis as of the date of the Communication (as defined below), plus the aggregate exercise prices of all options, warrants and other convertible securities, minus the sum of (x) all liabilities of the Company reflected on the Company's most recent monthly financial statements, plus (y) without duplication, the liquidation value of any outstanding Preferred Stock, including accrued but unpaid dividends thereon at the time of the Notice: divided by (ii) the aggregate number of shares of Common Stock then outstanding plus the aggregate number of shares of Common Stock issuable upon exercise of all options, warrants and other convertible securities (other than the Preferred Stock).

                  If the Selling Stockholder and the purchasing party cannot agree upon the Fair Market Value within twenty (20) days of delivery of the communication specified in this Section 4 (the "Communication"), the Selling Stockholder and the purchasing party may refer the matter to appraisal in accordance with the following:

                           (i) The parties shall endeavor in good faith to
                  agree, within ten (10) days of the last day of the twenty (20) day period, upon a sole appraiser to conduct the appraisal. Such appraiser shall conduct an appraisal of the Fair Market Value of the Common Stock within thirty (30) days of his/her selection, which appraisal shall be binding on the parties.

                           (ii) If the parties cannot agree upon a sole
                  appraiser within ten (10) days of the last day of the twenty
                  (20) day period referred to above, the Selling Stockholder, and the purchasing parties, acting as a group, will select an appraiser and the two appraisers will select a third appraiser. The three appraisers shall be known as the "Appraisal Panel". If either the Selling Stockholder and the purchasing party fail to elect an appraiser within the aforementioned ten (10) day period, the appraiser selected by the other party shall perform the appraisal within thirty (30) days and said appraisal shall be binding upon all of the parties.

                           (iii) Each appraiser will be qualified by education,
                  experience or training to render a decision in the matters submitted.


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                           (iv) If an Appraisal Panel is selected, within thirty
                  (30) days of the selection of the third appraiser, each of the Selling Stockholder's appraiser and the purchasing party's appraiser shall have conducted such investigation as they deem necessary regarding the valuation of the Company, and will submit the Fair Market Value which it believes is accurate
                  (the "Submitted Valuation"), to the third appraiser.

                           (v) Within sixty (60) days after the third appraiser
                  has received the Submitted Valuations (or immediately if the Submitted Valuations are within 10% of the Submitted Valuation which is greater), such appraiser will render a decision determining the Fair Market Value, as follows: if the Submitted Valuations are within ten percent (10%) of the Submitted Valuation which is the greater of the two, then the Fair Market Value shall be the average of the Submitted Valuations. If the Submitted Valuations diverge by more than ten percent (10%) of the Submitted Valuation which is the greater of the two, then the third appraiser shall determine the Fair Market Value by selecting one of the Submitted Valuations. The appraiser's decision shall be binding on the parties.

                           All such valuations shall be determined in accordance
                  with generally accepted accounting principles and any dispute as to the meaning of the phrase "generally accepted accounting principles" or its application in any circumstances or to any state of facts shall be referred to and conclusively determined by the Company's auditors. The Company shall pay for any appraisal conducted hereunder.

         5.       Right of Participation in Sales By the Stockholders.

                  (a) If at any time a Stockholder desires to sell all or any part of the Shares owned by him, her or it to any person or entity, (the "Proposed Transferee"), any Investor or the Founder shall have the right to sell to the Proposed Transferee, as a condition to such sale by such Stockholder (the "Selling Stockholder"), at the same price per share and on the same terms and conditions as the sale by the Selling Stockholder, the number of Shares to be acquired by the Proposed Transferee, times a fraction, the numerator of which is the number of shares of Common Stock into which such Investor's Preferred Stock is convertible (or, in the case of the Founder, the number of shares of Common Stock held by him at the time), and the denominator of which is the number of shares of Common Stock (assuming the conversion of all Preferred Stock into Common Stock) held by the Selling Stockholder and such of the Founder and the Investors as elect to participate in the sale to the Proposed Transferee.

                  (b) If an Investor or the Founder wishes to so participate in any sale under this Section 5, it shall notify the Selling Stockholder and the Company in writing of such intention as soon as practicable after receipt of the Offer made pursuant to Section 4, and in any event within fifteen (15) days after the date the Offer is given to the Company. Such notification shall be delivered to the Selling Stockholder in accordance with and at the address set forth in Section 13 below.


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                  (c) Subject to the right of first refusal in Section 4, the
         Selling Stockholder and, if any of them so elect, such Investors and the Founder, shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part, of the Shares proposed to be sold by them at not more than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the Offer provided by the Selling Stockholder under Section 4 above; provided, however, that any purchase of less than all of such Shares by the Proposed Transferee shall be made from the Selling Stockholder and the Investors and Founder pro rata based upon the relative number of Shares that the Selling Stockholder and the Investors and Founder are otherwise entitled to sell pursuant to
         Section 5(a).

                  (d) The Investors' and Founder's right to participate in sales pursuant to this Section 5 shall not apply with respect to sales, transfers or exchanges of Shares to the Company or in conjunction with a Sale of the Company.

         6.       Further Limitations Provisions Relating to Transfers by a
Stockholder.

                  (a) In addition to the other restrictions provided in this Agreement, the Founder agrees that the number of Shares which he or any of his Permitted Transferees (pursuant to Section 3 hereof) may transfer pursuant to Sections 4 and 5 shall not, for a period of five
         (5) years from December 11, 1996, exceed in the aggregate ten percent (10%) of the Shares he owns on the date hereof (subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like and based upon Common Stock, or Common Stock equivalent) unless a greater number of shares is consented to by the Board of Directors of the Company; provided, however, that this limitation shall not apply to any sale, transfer or exchange of Shares to the Company or in conjunction with a Sale of the Company.

                  (b) Each Stockholder agrees that at the request of the Company, if required by the managing underwriter in conjunction with an initial public offering of securities of the Company, such Stockholder will agree not to offer to sell or to sell any equity securities of the Company owned by such Stockholder for a period of at least one hundred eighty (180) days after the closing of any such initial public offering, and for a period of at least ninety (90) days after the closing of any subsequent underwritten public offerings.

                  (c) Any Shares sold by a Selling Stockholder to a Proposed Transferee or a Purchaser pursuant to Sections 4 and 5 hereof shall no longer be subject to the restrictions imposed by Sections 3, 4 and 5 of this Agreement and any Shares sold by Investors pursuant to Section 5 shall no longer be entitled to the benefits conferred by this Agreement; however, the Company shall require, as a condition to transfer of any such Shares, that the Proposed Transferee or Purchaser agree to be bound by the provisions of Sections 11 and 14 hereof.

         7. Option to Repurchase Certain Shares of the Founder Upon Termination of Employment.


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                  (a) If the Founder shall cease to be retained as an executive officer of the Company as a result of his death, his disability or termination for "Cause" (as such term is defined in Section 7(h)), the Company may within seventy-five (75) days from the date upon which the Founder shall so cease to be employed (the "Termination Date"), exercise its option under this Section 7 to purchase from the Founder all or part of his Unvested Shares, as of the Termination Date. as provided in Section 7(b) hereof.

                  (b) The Shares subject to purchase under this Section 7, i.e., Unvested Shares, shall initially be 2,250,000 shares of Common Stock (such number of Shares being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like and based upon Common Stock or Common Stock equivalents after December 11,
         1996), such Shares shall be released from the right of purchase set forth herein and thereupon become Vested Shares, in increments as follows: (i) on December 11, 1997 25% of such Unvested Shares, and (ii) quarterly thereafter an additional 6.25% of such Unvested Shares. In addition, in the event of a Change of Control Transaction (as defined in Section 7(i)), any then remaining Unvested Shares shall become Vested Shares ratably at the end of each quarter over the first year following the closing of such Transaction or over the original vesting schedule, if faster. Furthermore, if the Company reduces the Founder's compensation in a discriminatory fashion from other executives of the Company and he terminates his employment as a result, the Unvested Shares shall, upon such termination, cease to be subject to repurchase by the Company and shall become Vested Shares.

                  (c) Pursuant to the Existing Stockholders Agreement, the Founder delivered to and deposited with Posternak, Blankstein & Lund, L.L.P., as escrow agent (the "Escrow Agent"), pursuant to the Escrow Instructions attached hereto as Exhibit B ("Escrow Instructions"), the stock certificate(s) evidencing all of the Founder's Unvested Shares, together with undated assignments therefor duly endorsed for transfer in blank; and such Escrow Instructions shall remain in effect, except that hereafter all references therein to the Existing Stockholders Agreement shall mean and refer to this Agreement.

                  (d) The purchase price of any Unvested Shares for which the Company exercises its option under this Section 7 (the "Option Price") shall be $.001 per Share (such price being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like affecting the Common Stock after December 11, 1996).

                  (e) All Shares owned by the Founder which are not originally Unvested Shares or which are released from the right of purchase pursuant to Section 7(b) hereof are Vested Shares.

                  (f) If the Company desires to exercise its option to purchase, it shall do so by communicating in writing its election to purchase to the Founder, which communication shall state the basis for the Company's right to purchase the Unvested Shares, the number of Unvested Shares the Company is electing to purchase and the aggregate Option Price and shall be delivered in person or mailed to the Founder at his address set forth in accordance with Section 14 below within the seventy-five (75) day period provided for in


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         Section 7(a). A copy of such notice accompanied by a request to release such Shares from escrow shall be sent to the Escrow Agent. The sale of the Shares to be sold to the Company pursuant to this Section 7 shall be made at the principal executive office of the Company on the 15th day following the date of the Company's written election to purchase
         (or if such 15th day is not a business day, then on the next succeeding business day). Such sale shall be effected by release from escrow and delivery to the Company of (i) a certificate or certificates evidencing the Shares to be purchased by it, and (ii) stock assignments therefor endorsed by the Founder for transfer to the Company, against payment by the Company to the Founder of the aggregate Option Price for such Shares to be purchased by the Company.

                  (g) Any Vested Shares held in escrow shall be released to the Founder upon written request by the Founder in compliance with the provisions of the Escrow Instructions.

                  (h) For purposes of this Agreement, the term "Cause" shall mean that any one or more of the following events has occurred: (i) the Founder's engaging in willful or intentional misconduct, or gross negligence by the Founder, which has caused demonstrable and serious injury to the Company, financial or otherwise, or to the Company's reputation; (ii) conviction of a felony, as evidenced by a judgment, order, or decree of a court of competent jurisdiction which shall adversely affect the Founder's ability to perform the material duties of his employment or the Company's reputation; (iii) insubordination or willful and continued failure by the Founder to comply with the material directions of the Board of Directors or the continued willful neglect or refusal by the Founder to perform the Founder's duties or responsibilities as an executive officer (unless such duties or responsibilities are significantly and adversely changed without the Founder's consent), after written notice that such actions are occurring has been furnished by the Company to the Founder and the Founder has been afforded a reasonable opportunity of at least forty-five (45) days to cure same; (iv) documented failure to meet performance expectations; or (v) continued and untreated alcohol and drug abuse, after written notice and a reasonable opportunity to cure, which materially adversely affects the Founder's performance of the duties of his employment. For purposes hereof, a "documented failure to meet performance expectations" shall mean the failure of the Founder to meet reasonable performance expectations established by the Company's Board of Directors, continuing over a period of at least ninety (90) days (or such longer period, specified by the Board of Directors or any designees thereof) and after at least two meetings of the Board of Directors or any designees thereof.

                  (i) In the event of a sale, merger, consolidation or other transaction (a "Change of Control Transaction") involving the Company
         (i) as a result of which more than fifty (50%) percent of the capital stock of the Company (or its successor) outstanding immediately after the effective date of such Change of Control Transaction is owned of record or beneficially by persons other than the holders of such Capital Stock immediately prior to such Change of Control Transaction, and (ii) following which the Founder is not offered continued employment with, or retained by the Company or its successor in a position with similar responsibilities and compensation to the Founder's position and compensation with the Company immediately prior to the Change of Control Transaction at a location within thirty-five (35) miles of the Founder's principal residence in the Greater Boston Area prior to the Change of Control Transaction, all remaining Unvested Shares shall cease to be subject to repurchase by the Company pursuant to Section 7(a) hereof, shall be released from escrow to the Founder and shall be Vested Shares effective as of the consummation of the Change of Control Transaction.

                  (j) For the period in effect on the date hereof and ending on December 11, 2000, or, if earlier, the effective date of the Founder's termination of employment with the Company, the Company will, provided the Founder is insurable at normal rates, obtain and thereafter maintain in full force and effect term life insurance in the amount of Two (2) Million Dollars on the life of the Founder, payable to a beneficiary designated by the Founder.

         8. Failure to Deliver Shares. If any Stockholder becomes obligated to sell any Shares to the Company, any Investor and/or the Founder under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company, such Investor and/or the Founder, as the case may be, may, at his, her or its option, in addition to all other remedies it may have, deposit the purchase price for such Shares with a commercial bank approved by the Board of Directors, as escrow transfer agent (the "Escrow Transfer Agent"), and thereupon the Company shall cancel on its books the certificate or certificates representing such Shares and shall issue, in lieu thereof and in the name of such purchasing Investor, Founder or the Company, as the case may be, a new certificate or certificates representing such Shares, and thereupon all of such Stockholder's rights in and to such Shares shall terminate. Thereafter, upon delivery to the Company by such Stockholder of the certificate or certificates evidencing such Shares (duly endorsed for transfer, with signature guaranteed, and free and clear of any liens or encumbrances), the Company shall instruct the Escrow Transfer Agent to deliver the purchase price to such Stockholder (any interest earned from the date of deposit of such funds with the Escrow Transfer Agent to the date of delivery of such stock certificates and payment of the purchase price to such Stockholders, shall accrue to such Stockholder).

         9. Specific Enforcement. Each Stockholder expressly agrees that the Founder, the Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by a Stockholder, the Company and the other interested parties shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and a decree for specific performance, in accordance with the provisions hereof.

         10. Legend. Each certificate evidencing any of the Shares shall bear a legend substantially as follows:

                  "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law, except in accordance with and subject to all the terms and conditions of a certain Sixth Amended and Restated

                  Stockholders Agreement dated as of ___________, 2000, as amended or amended and restated from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

         11.      Board of Directors.

                  (a) For so long as this Agreement remains in effect, each Stockholder and each Investor will vote any and all shares of the Company's Common Stock and Preferred Stock held by him, her or it from time to time, and will use his, her or its best efforts to cause the several members of the Company's Board of Directors (the "Board of Directors") to vote, so as to elect members of the Board of Directors, to maintain the membership of the Board of Directors, and to cause the Company to act or abstain from acting, in accordance with all of the provisions of this Agreement.

                  (b) The Board of Directors will be composed of not more than seven (7) members, as follows:

                           (i) Four (4) members representing the holders of the
                  Preferred Stock, one (1) of whom will be designated by Charles River Partnership VII, L.P. (so long as it holds any Preferred Stock) and who initially will be Michael Zak, one (1) of whom will be designated by OneLiberty Fund III, L.P. (so long as it holds any Preferred Stock) and who initially will be Edwin Kania, one (1) of whom will be designated by New Enterprise Associates VII, Limited Partnership (so long as it holds any Preferred Stock) and who initially will be Arthur Marks and one (1) of whom will be designated by FW Ventures IV L.P. (so long as it or its affiliates hold any Preferred Stock) and who initially will be David Brown.

                           (ii) One (1) member who will be selected by the
                  holders of a majority of the Common Stock (excluding for purposes of this subsection (ii) the Preferred Stock and any Common Stock issued upon conversion of the Preferred Stock);

                           (iii) One (1) member will be nominated by the Chief
                  Executive Officer of the Company, and approved by the Directors representing the holders of a majority of the Preferred Stock, which approval shall not be unreasonably withheld; provided, however, that at the election of the Directors representing the holders of the Preferred Stock, such member will be a person unaffiliated with the Company or any of its Stockholders, with relevant business experience; and

                           (iv) One (1) member, who will be the Chief Executive
                  Officer of the Company and who is presently Malik Z. Khan.

                  (c) Directors will be entitled to reimbursement by the Company for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as Directors, provided, however, that no directors' fee will be paid to any Director.

                  (d) The Board of Directors shall appoint and keep in effect
         (x) a Compensation Committee comprising the Chief Executive Officer of the Company and those directors designated in accordance with the provisions of Section 11(b)(i) and (y) an Audit Committee comprising at least the two (2) of the directors designated in accordance with the provisions of Section 11(b)(i) hereof.

                  (e) Notwithstanding anything to the contrary set forth in this
         Section 11, in the event the Company shall fail to redeem any shares of Preferred Stock, as and when provided in the Restated Certificate of Incorporation of the Company, thereafter, until such shares are redeemed, the holders of the Preferred Stock may designate a majority of the directors of the Company and the remaining directors will be (i) the Chief Executive Officer of the Company and (ii) two disinterested directors designated in accordance with Section 11(b)(iii).

                  (f) If any director shall fail or cease to serve for any reason, then the vacancy created by such director shall be filled only in accordance with Section 11(b) hereof.

         12. Pre-emptive Rights. The Company shall, prior to any issuance by the Company of any of its securities (other than debt securities with no equity feature and shares issued pursuant to the Series G Purchase Agreement of even date hereof), offer to each holder of Preferred Stock and to the Founder (so long as he owns any Shares) by written notice the right, for a period of fifteen
(15) days, to purchase its or his pro-rata share (determined on a fully diluted and as converted basis, based on the number of shares of Stock into which the shares of Preferred Stock held by any holder could be converted on the date of such notices, and assuming the conversion of all Preferred Stock into Common Stock and the exercise of all options and warrants as of the date of any such notice) of such securities proposed to be issued (the "Offered Securities") for cash at an amount equal to the price or other consideration for which such Offered Securities are to be issued; provided, however, that the pre-emptive rights pursuant to this Section 12 shall not apply to securities issued, (A) upon conversion of any of the Preferred Stock into Common Stock, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) in connection with any merger or consolidation of the Company with another corporation or other entity or as consideration for the acquisition (whether by the Company or any of its subsidiaries of the stock or assets of any other entity), (D) pursuant to a Qualified Public Offering, (E) pursuant to the issuance of shares of Common Stock or the exercise of options, warrants or similar securities to purchase Common Stock, presently outstanding or hereafter issued or granted pursuant to the Company's 1996 Incentive Stock Plan, as amended from time to time or pursuant to any similar plan approved by the Board of Directors for the purpose of using equity securities to provide incentives to persons or entities whom the Board of Directors determines can help the Corporation achieve its objective, not to exceed in the aggregate 7,200,000 shares and the issuance of, or grant of options or warrants to purchase up to 300,000 shares of Common Stock pursuant to routine equipment financing transactions (each as appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock), in each case, plus such additional number of shares as may from time to time be approved by the holders of at least sixty (60%) percent of the Preferred Stock voting or acting as a single class, and (F) upon the exercise of any right which was not itself in violation of the terms of this Section 12. Unless the Board of Directors of the Company shall determine otherwise, the maximum number of shares under the Company's 1996 Incentive Stock Option Plan excluded from the pre-emptive rights pursuant to the preceding sentence of this Section 12 shall be automatically increased on January 1, 2001 and on the first calendar day of each year thereafter by a number equal to the lesser of (i) 3,000,000 shares of Common Stock (as appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) and (ii) the number of shares of Common Stock equal to five percent (5%) of the issued and outstanding shares of Common Stock of the Company (calculated on a fully-diluted (including all shares issuable under the Corporation's 1996 Incentive Stock Plan) and as-converted basis); provided, that the maximum number of shares of Common Stock under the Corporation's 1996 Incentive Stock Plan excluded from adjustments pursuant to the preceding sentence of this Section 12 shall not exceed a number of shares of Common Stock equal to twenty-five percent (25%) of the issued and outstanding shares of Common Stock (calculated on a fully-diluted (including all shares issuable under the Corporation's 1996 Incentive Stock Plan) and as-converted basis). The Company's written notice to the Investors and the Founder shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. The Founder and each Investor may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid fifteen (15) day period, in which event the Company shall promptly sell and such holder shall buy, upon the terms specified, the number of securities agreed to be purchased by such Purchaser. The Company shall be free at such time prior to ninety (90) days after the date of its notice of offer to the Investors and the Founder, to offer and sell, to any third party or parties such Offered Securities as are not purchased by the Investors and the Founder, at a price and on payment and terms no less favorable to the Company than those specified in such notice of offer to such holders. However, if such sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such Offered Securities as shall have not been purchased within such period without again complying with this Section 12. The right to purchase granted pursuant to this Section 12 shall expire immediately prior to the first sale of Common Stock pursuant to a Qualified Public Offering. The provisions of this Section 12 may be waived (but only as to the Investors and the Founder as a group), amended, modified or terminated by written consents of the Investors and/or the Founder, who in the aggregate hold at least sixty (60%) percent (determined on a fully diluted as-converted basis, based on the number of shares of Stock into which the shares of Preferred Stock held by such holders would then be converted on the date of such consents) of the Shares owned by all such stockholders (including in the case of the Founder, his Permitted Transferees), provided, however that any such amendment, modification or termination which treats any of the Investors or the Founder in a discriminatory fashion shall require the written consent of such Investor or Founder.

         13. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL, or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:


             If to the Company:                        Sitara Networks, Inc.

                                                       60 Hickory Drive
                                                       Waltham, MA  02154
                                                       Attention:  President
                                                       Telecopier:  (781) 890-8042


             With a copy to:                           McDermott, Will & Emery
                                                       28 State Street
                                                       Boston, MA  02109
                                                       Attention:  Arthur I. Anderson, P.C.
                                                       Telecopier:  (617) 535-3800

             If to the Founder:                        Malik Z. Khan
                                                       240 Western Avenue
                                                       Sherborn, MA  01770
                                                       Telecopier:

             If to any Investor:                       To the address of such Investor set forth on the
                                                       applicable signature page hereto


and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this section, provided that a change of address shall only be effective upon receipt.

         All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the day such notice is delivered by the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

         14. Waiver and Amendment. The provisions of the Agreement may not waived, amended, modified or terminated except (i) with the written consent of the holders of at least sixty (60%) percent of the outstanding Preferred Stock, and (ii) if such waiver, amendment, modification or termination affects the Founder's rights under this Agreement, other than a waiver, modification, amendment or termination of Section 12, in accordance with the terms thereof, with the written consent of the Founder as well. This Agreement shall terminate
(a) immediately prior to the consummation of a Qualified Public Offering or (b) on the tenth anniversary of the date of this Agreement, whichever first occurs. Notwithstanding any such termination, Section 6(b) hereof shall remain in full force and effect until and unless such provision is specifically terminated in accordance with the provisions of this Section 14.

         15. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. To the extent any term or other provision of any other agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

         16. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions) and shall be binding upon and shall inure to the benefit of the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties hereto. If an Investor sells or transfers some or all of such Investor's Stock, then any transferee of such Investor will be entitled to all rights under this Agreement to which such transferring Investor would been entitled if such Investor had not transferred such Stock, except where the rights such a transferee are limited or otherwise restricted as set forth in this Agreement.

         17. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         18. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         19. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

         20. Continuation of Employment. Nothing in this Agreement shall create an obligation on the Company or the Stockholders to continue any Stockholder's employment with the Company.

         21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.



ATTEST:                                   COMPANY:

                                          SITARA NETWORKS, INC.


 /s/ Arthur Anderson                      By:  /s/ Malik Z. Khan
 -------------------                           -----------------
   Secretary                                       Malik Z. Khan, President
                                                   60 Hickory Drive
                                                   Waltham, MA 02154



                                          FOUNDER:



                                          /s/ Malik Z. Khan
                                          -----------------
                                          Malik Z. Khan
                                          240 Western Avenue
                                          Sherborn, MA 01770


                                          INVESTORS:



                                          ONELIBERTY FUND III, L.P.

                                          By: One Liberty Partners III, L.P.,
                                          its general partner



                                          By:  /s/ Edwin M. Kania, Jr.
                                               -----------------------
                                               Edwin M. Kania, Jr.
                                               One Liberty Square
                                               Boston, MA 02109

                                          FW VENTURES IV L.P.


                                          By:  /s/ David Brown
                                               ---------------
                                          Name:   David Brown
                                          Title:
                                          201 Main Street, Suite 3100
                                          Fort Worth, TX 76102


                                          ESSEX PRIVATE PLACEMENT FUND III-A,
                                          LIMITED PARTNERSHIP.

                                          By:  Essex Investment Management
                                          Company, LLC, its general partner


                                          By:  /s/ Susan P. Stickells
                                               ----------------------
                                          Name:    Susan P. Stickells
                                          Title: Principal
                                          125 High Street, 29th Floor
                                          Boston, MA 02110


                                          ESSEX PRIVATE PLACEMENT FUND III-B,
                                          LIMITED PARTNERSHIP.

                                          By:  Essex Investment Management
                                          Company, LLC, its general partner


                                          By:  /s/ Susan P. Stickells
                                               ----------------------
                                          Name:    Susan P. Stickells
                                          Title: Principal
                                          125 High Street, 29th Floor
                                          Boston, MA 02110

                                          ESSEX HIGH TECHNOLOGY FUND L.P.

                                          By:  Essex Investment Management
                                          Company, LLC, its general partner


                                          By:  /s/ Susan P. Stickells
                                               ----------------------
                                          Name:    Susan P. Stickells
                                          Title: Principal
                                          125 High Street, 29th Floor
                                          Boston, MA 02110


                                          TWP SITARA INVESTORS


                                          By:  /s/ David A. Baylor
                                               -------------------
                                          Name:    David A. Baylor
                                          Title:  Managing Partner


                                          TAILWIND CAPITAL PARTNERS 2000, L.P.

                                          By:  Thomas Weisel Capital Partners
                                          LLC, General Partner


                                          By:  /s/ David Baylor
                                               ----------------
                                          Name:    David Baylor
                                          Title:  General Counsel


                                          /s/ Barry Davis
                                          ---------------
                                              Barry Davis


                                          NEW ENTERPRISE ASSOCIATES VII, LP


                                          By:  /s/ Arthur J. Marks
                                               -------------------
                                          Name:    Arthur J. Marks

                                          NEA PRESIDENTS' FUND, L.P.

                                          By:  /s/ Arthur J. Marks
                                               -------------------
                                          Name:    Arthur J. Marks


                                          PRISM VENTURE PARTNERS I, L.P.

                                          By:  Prism Investment Partners,
                                          L.L.C., its general partner


                                          By:  /s/ Robert Fleming
                                               ------------------
                                          Name:    Robert Fleming
                                          100 Lowder Brook Drive
                                          Suite 2500
                                          Westwood, MA 02090


                                          MFS SERIES TRUST I on behalf of
                                          MFS New Discovery Fund ("NDF")
                                          ($4,841,584.65; 743,715 shares)
                                          Nominee: Clump & Co.
                                          Nominee ID: 04-3208074
                                          Tax ID: 04-3339400

                                          By:  /s/ Ellen Moynihan
                                               ------------------
                                          Name:    Ellen Moynihan
                                          Title: Assistant Treasurer


                                          MFS/SUN LIFE SERIES TRUST on behalf
                                          of MFS New Discovery Series ("NWD")
                                         ($482,391; 74,100 shares)
                                          Nominee: Inletbluff & Co.
                                          Nominee ID: 04-3409455
                                          Tax ID: 04-3417488

                                          By:  /s/ Ellen Moynihan
                                               ------------------
                                          Name:    Ellen Moynihan
                                          Title: Assistant Treasurer

                                          MFS VARIABLE INSURANCE TRUST on behalf
                                          of MFS New Discovery Series ("VND")
                                          ($276,024; 42,400 shares)
                                          Nominee: Newwind & Co.
                                          Nominee ID: 04-3409369
                                          Tax ID: 04-3417481

                                          By:  /s/ Ellen Moynihan
                                               ------------------
                                          Name:    Ellen Moynihan
                                          Title: Assistant Treasurer


                                          MFS SERIES TRUST I on behalf of
                                          MFS Technology Fund ("SCT")
                                          ($400,000.44; 61,444 shares)
                                          Nominee: Distinguish & Co.
                                          Nominee ID: 04-3208197
                                          Tax ID: 04-3339406

                                          By:  /s/ Ellen Moynihan
                                               ------------------
                                          Name:    Ellen Moynihan
                                          Title: Assistant Treasurer



     A copy of the Declaration of Trust of each of the above (each, the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.



                                          VAN WAGONER CAPITAL MANAGEMENT

                                          By:  /s/ Audrey Lam
                                               --------------
                                          Name:    Audrey Lam
                                          Title:  Managing Director
                                          345 California Street, Suite 2450
                                          San Francisco, CA 94104


                                          BT INVESTMENT PARTNERS, INC.

                                          By:  /s/ Kristine Cicardo
                                               --------------------
                                          Name:    Kristine Cicardo
                                          Title:  Director

                                          CHARLES RIVER PARTNERSHIP VII, L.P.

                                          By:  /s/ Michael Zak
                                               ---------------
                                          Name:    Michael Zak
                                          Title: General Partner
                                          1000 Winter Street, Suite 3300
                                          Waltham, MA 02154


                                          SIEMENS SERVICES, INC.

                                          By:  /s/ Michael Rowan
                                               -----------------
                                          Name:    Michael Rowan
                                          Title: Vice President
                                          Chase Manhattan Center, Suite 1402
                                          1201 Market Street
                                          Wilmington, DE 19801


                                          SIEMENS SERVICES, INC.

                                          By:  /s/ Christine Krzyzarnski
                                               -------------------------
                                          Name:    Christine Krzyzarnski
                                          Title: Vice President
                                          Chase Manhattan Center, Suite 1402
                                          1201 Market Street
                                          Wilmington, DE  19801


                                          /s/ Dipak Rastogi
                                          -----------------
                                              Dipak Rastogi


                                          /s/ Audrey M. Rastogi
                                          ---------------------
                                              Audrey M. Rastogi


                                          /s/ John Halligan
                                          -----------------
                                              John Halligan


                                          /s/ Andy Fox
                                          ------------
                                              Andy Fox

                                          /s/ Michael Bassinger
                                          ---------------------
                                              Michael Bassinger


                                          /s/ Rhys Williams
                                          -----------------
                                              Rhys Williams
                                              General Partner, SIVO G.P.


                                          /s/ Manny Fernandez
                                          -------------------
                                              Manny Fernandez


                                          SI VENTURE FUND II, L.P.

                                          By:  /s/ Manny Fernandez
                                               -------------------
                                          Name:    Manny Fernandez
                                          Title:  Managing Director


                                          ANGLO AMERICAN SECURITY FUND, L.P.

                                          By:  /s/ John S. Grace
                                               -----------------
                                          Name:    John S. Grace
                                          Title:  General Partner


                                          CABIN INTERIORS, LP
                                          By:  Cabin Interiors, Inc., its
                                          general partner

                                          By:  /s/ John S. Grace
                                               -----------------
                                          Name:    John S. Grace
                                          Title:  President


                                          DIVERSIFIED LONG TERM GROWTH FUND,
                                          L.P.
                                          By:  Associated Asset Management, Inc.
                                          its general partner

                                          By:  /s/ John S. Grace
                                               -----------------
                                          Name:    John S. Grace
                                          Title:  Co-Chairman

                                          DRAKE ASSOCIATES, L.P.
                                          By:  Associated Asset Management, Inc.
                                          its general partner

                                          By:  /s/ John S. Grace
                                               -----------------
                                          Name:    John S. Grace
                                          Title:  Co-Chairman


                                          STERLING GRACE CAPITAL MANAGEMENT, LP.
                                          By:  Sterling Grace Corporation, its
                                          general partner

                                          By:  /s/ John S. Grace
                                               -----------------
                                          Name:    John S. Grace
                                          Title:  President


                                          GRACE-ARTEL INVESTORS, INC.


                                          By:  /s/  Oliver R. Grace
                                               --------------------
                                          Name:     Oliver R. Grace
                                          Title:   Chairman


                                          THE SOG FUND LP.
                                          By:  The Special Opportunities Group,
                                          LLC its managing general partner

                                          By:  /s/ Christopher G. Miller
                                               --------------------------
                                          Name:    Christopher G. Miller
                                          Title:  Chief Executive Officer


                                          THE SOG FUND II LP
                                          By:  The Special Opportunities Group,
                                          LLC its managing general partner

                                          By:  /s/ Christopher G. Miller
                                               --------------------------
                                          Name:    Christopher G. Miller
                                          Title:  Chief Executive Officer

                                    EXHIBIT A

                            INSTRUMENTS OF ADHERENCE
                                 ("Stockholder")


         The undersigned, a holder of shares of Common Stock, $0.00001 par value, of Sitara Networks, Inc., a Delaware corporation (the "Company"), hereby joins in and agrees to be bound by all the terms and provisions of that Certain Sixth Amended and Restated Stockholders Agreement dated as of _______________________, shall for all purposes be deemed to be a Stockholder thereunder, subject to all of the obligations of a Stockholder set forth therein, and hereby agrees that all shares of Common Stock now or hereafter held by the undersigned shall be subject to the restrictions on transfer, rights of purchase and co-sale and other provisions of said Agreement.

         EXECUTED on this ___________ day of ________________ , ___________.


                                                  ______________________________

                               AMENDMENT NO. 1 TO

                              SITARA NETWORKS, INC.
                      SERIES G CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT,

                           SIXTH AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                                       AND

                           SIXTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                              SEPTEMBER ____, 2000

         WHEREAS, the undersigned, being (i) Sitara Networks, Inc., a Delaware corporation (the "Company"), (ii) the holders (the "Required Holders") of at least sixty (60%) percent of the issued and outstanding shares of Series A Convertible Preferred Stock, $0.00001 par value per share, (the "Series A Stock"), Series B Convertible Preferred Stock, $0.00001 par value per share (the "Series B Stock"), Series C Convertible Preferred Stock, $0.00001 par value per share (the "Series C Stock"), Series D Convertible Preferred Stock, $0.00001 par value (the "Series D Stock"), Series E Convertible Preferred Stock, $0.00001 par value per share (the "Series E Stock"), Series F Convertible Preferred Stock, $0.00001 par value per share (the "Series F Stock"), and Series G Convertible Preferred Stock, $0.00001 (the "Series G Stock" and together with the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, and the Series F Stock the "Preferred Stock") of the Company, calculated as a single class (treating all Preferred Stock for all purposes herein as if converted to Common Stock, par value $.00001 per share ), and (iii) Malik Z. Khan, in his capacity as the founder of the Company (the "Founder"), desire to amend (1) that certain Series G Convertible Preferred Stock Purchase Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Series G Purchase Agreement"), (2) that certain Sixth Amended and Restated Stockholders Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Stockholders Agreement") and (3) that certain Sixth Amended and Restated Registration Rights Agreement, dated as of June 16, 2000 by and among the Company and the other parties thereto (the "Registration Rights Agreement");

         WHEREAS, Section 6.02 of the Series G Purchase Agreement permits amendments to such agreement upon the written consent of the Company and the Required Holders;

         WHEREAS, Section 14 of the Stockholders Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder; and

         WHEREAS, Section 13 of the Registration Rights Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

         A. That, the Series G Purchase Agreement be amended to the extent set forth below:

                  1. The second sentence of Section 2.03(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Such purchase and sale shall take place at a closing or series of closings (the "Subsequent Closings" and together with the Initial Closing, the "Closing") to be held at the office of Counsel to the Company, 28 State Street, Boston, Massachusetts 02109, at any time or from time to time, through and including October 15, 2000, as may be mutually agreed upon by the Company and such Purchasers."

                  2. The Company is hereby empowered to amend and restate
         Exhibit 2.01A of the Series G Purchase Agreement to reflect any additional sales of Series G Stock in any Subsequent Closings.

         B. That the Stockholders Agreement be amended (i) to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Stockholders Agreement as "Investors" thereunder and
(ii) to the extent set forth below:

                  1. The number of shares current issuable under the Company's Stock Incentive Program that are excluded from the pre-emptive rights set forth in Section 12 of the Stockholders Agreement shall be increased by replacing the number "7,200,000" in clause (E) of the first sentence of Section 12 of the Stockholders Agreement with the number "9,200,000".

         C. That the Registration Rights Agreement be amended to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Registration Rights Agreement as "Investors" thereunder and to accordingly amend and restate Schedule RRA-1 of the Registration Rights Agreement.




                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Sitara Networks, Inc. Series G Convertible Preferred Stock Purchase Agreement, the Sixth Amended and Restated Stockholders Agreement and the Sixth Amended and Restated Registration Rights Agreement as of the date first written above.


                                          COMPANY:

                                          SITARA NETWORKS, INC.


                                          By:    /s/ Malik Khan
                                                 -----------------------------
                                          Name:  Malik Khan
                                          Title: President


                                          FOUNDER:

                                          /s/ Malik Khan
                                          Malik Z. Khan


                                          PREFERRED STOCKHOLDERS:

                                          CHARLES RIVER PARTNERSHIP VII, L.P.


                                          By:    /s/ Michael Zak
                                                 -----------------------------
                                                 Michael Zak, General Partner


                                          ONE LIBERTY FUND III, L.P.

                                          By:  OneLiberty Partners III, L.P.,
                                               its general partner


                                          By:    /s/ Edwin M. Kania, Jr.
                                                 -----------------------------
                                          Name:  Edwin M. Kania, Jr.
                                          Title:

                                          NEW ENTERPRISE ASSOCIATES VII, LP


                                          By:    /s/ Arthur Marks
                                                 -----------------------------
                                          Name:  Arthur Marks
                                          Title: General Partner

                                          NEA PRESIDENTS' FUND, L.P.


                                          By:    /s/ Arthur Marks
                                                 -----------------------------
                                          Name:  Arthur Marks
                                          Title: General Partner


                                          FW VENTURES IV, L.P.

                                                 By:    /s/ David G. Brown
                                                        ------------------------
                                                 Name:  David G. Brown
                                                 Title: Vice President



                                          PRISM VENTURE PARTNERS I, L.P.

                                          By:    Prism Investment Partners,
                                                 L.P., its general partner

                                                 By:   Prism Venture Partners,
                                                       L.L.C., its general
                                                       partner


                                                 By:   /s/ Robert Fleming
                                                       -------------------------
                                                       Managing Director